UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2005

XOMA LTD.

(Exact name of registrant as specified in its charter)

BERMUDA

(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	(510) 204-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As announced on September 20, 2005, XOMA has signed a letter agreement with Cubist Pharmaceuticals, Inc. to develop new processes to manufacture a novel two-antibody biologic (HepeX-B™) in quantities sufficient to conduct Phase III clinical trials.

A copy of the press release is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 9.01. Exhibits

1.	Press Release dated September 20, 2005.

EXHIBIT INDEX

Number	Description
1.	Press Release dated September 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2005	XOMA LTD.
By: /s/ Christopher J. Margolin
Christopher J. Margolin
Vice President, General
Counsel and Secretary

Contact:

Ellen M Martin

Kureczka/Martin Associates

Investor and Media Relations

Tel: (510) 832-2044

(510) 204-7296

emm4@pacbell.net

XOMA and Cubist Establish Strategic Antibody Manufacturing Relationship

Initial agreement for Phase III clinical materials

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Berkeley, CA – September 20, 2005 -- XOMA Ltd. (Nasdaq: XOMA) today announced that it has signed a letter agreement with Cubist Pharmaceuticals, Inc. (Nasdaq: CBST) to develop new processes to manufacture a novel two-antibody biologic (HepeX-B™) in quantities sufficient to conduct Phase III clinical trials. Specifically, the letter agreement calls for XOMA to develop commercial processes for the manufacture of two monoclonal antibodies, which together make up the HepeX-B product. XOMA intends to commence work on the project immediately, and to negotiate a longer-term definitive agreement with Cubist this year. If these trials are successful, the parties may extend the relationship to a commercial supply agreement for product launch.

HepeX-B™ is a combination of two fully human monoclonal antibodies that target hepatitis B virus (HBV) surface. The product, which has been granted Orphan Drug Status in both the U.S. and the European Union, is currently in evaluation for the prevention of HBV re-infection in liver transplant patients.

“Given the importance of HepeX-B in our late-stage product pipeline, and the complexity of a two-antibody product, we’re particularly pleased to find a development and manufacturing partner with such breadth and depth of capabilities in antibody production for clinical studies.” said Oliver Fetzer, Senior Vice President, Corporate Development, Research and Development, Cubist. “We look forward to working closely with XOMA as a partner in the development of these antibodies.”

“We’re very pleased to work with Cubist to support advancing their first antibody product through Phase III clinical trials and commercial launch,” said Rob Tenerowicz, XOMA’s vice president of operations. “As an established company with a marketed anti-infective product, they are an ideal client for our development and manufacturing services.”

This is the second development and manufacturing contract XOMA has announced in 2005, the first being an 18-month, $15 million contract from the National Institute of Allergy and Infectious Diseases (NIAID), a part of the National Institutes of Health (NIH), to produce three botulinum neurotoxin monoclonal antibodies designed to protect U.S. citizens against the harmful effects of biological agents used in bioterrorism.

XOMA’s antibody development and manufacturing capabilities

With more than 20 years of experience developing therapeutic proteins, especially antibodies, XOMA has built a fully integrated infrastructure that supports biologics development from recombinant DNA engineering and cell expression, through production scale up and cGMP manufacturing. XOMA can rapidly create a production process and advance antibodies into pilot scale production, then complete process scale-up and produce GMP material for use in human clinical trials, Biologics License Applications (BLA) filings, and for initial commercial launch.

XOMA’s process development and manufacturing capabilities include:

•	Cell line and process development
•	Optimization of production processes, including scale-up
•	Analytical assays and test methods
•	Formulation optimization
•	Pilot Plant for process development and scale-up with two 500L fermenters
•	cGMP manufacturing facility with three production trains of 2750L capacity
•	Full service Quality infrastructure (Quality Assurance, Quality Control, Quality Engineering)
•	Filling capability up to 3,000 vials (including labeling and packaging services) sufficient for clinical trials
•	Stability program, including all stability-indicating assays

For more information about XOMA’s process development and manufacturing capabilities, please visit http://www.xoma.com/development_services/index.jsp

About XOMA

XOMA is a biopharmaceutical company that develops antibody and other protein-based biopharmaceuticals, with a therapeutic focus on cancer, immune disorders and infectious diseases. The corporate strategy is to leverage XOMA’s fully integrated antibody product development infrastructure and capabilities through product development collaborations with other biopharmaceutical companies, thus filling the pipeline and providing resources for XOMA’s in-house product R&D programs. Through such a collaboration with Genentech Inc., XOMA has a royalty interest in RAPTIVA®, an antibody product marketed worldwide to treat moderate-to-severe psoriasis. XOMA’s product pipeline includes proprietary products and collaborative product development programs with Chiron Corporation, Lexicon Genetics Incorporated and others. In addition to its manufacturing and process development infrastructure, XOMA’s antibody development platform includes: Bacterial Cell Expression (BCE) technology, an enabling technology used to discover and screen, as well as develop and manufacture, recombinant proteins and antibodies; access to multiple phage display libraries for the discovery of antibodies, proprietary Human Engineering™ technology for antibodies, and extensive clinical development and regulatory experience. Through two of its more than 35 BCE licenses, XOMA has a royalty interest in the CIMZIA™ and Lucentis™ products currently in Phase III clinical trials. For more information about XOMA's product pipeline development capabilities and technologies, please visit XOMA's website at http://www.xoma.com/.

Certain statements contained herein concerning process development and manufacturing or that otherwise relate to future periods are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions that may not prove accurate. Actual results could differ materially from those anticipated due to certain risks inherent in the biotechnology industry and for companies engaged in the development of new products in a regulated market. These risks, including those related to the results of preclinical testing; process development, scale-up and manufacturing capabilities; the costs of raw materials, supplies and energy; changes in the status of the existing strategic relationships; the ability of strategic partners and other third parties to meet their obligations; the timing or results of pending and future clinical trials (including the design and progress of clinical trials; safety and efficacy of the products being tested; action, inaction or delay by the FDA, European or other regulators or their advisory bodies; and analysis or interpretation by, or submission to, these entities or others of scientific data); market demand for products; marketing capabilities; competition; international operations; share price volatility; XOMA’s financing needs and opportunities; uncertainties regarding the status of biotechnology patents; uncertainties as to the cost of protecting intellectual property; and risks associated with XOMA’s status as a Bermuda company, are described in more detail in XOMA’s most recent annual report on Form 10-K and in other SEC filings. Consider such risks carefully in considering XOMA’s prospects.

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